UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 2005

                                 Xenomics, Inc.

             (Exact name of registrant as specified in its charter)

           Florida                                              04-3721895
(State or other jurisdiction                                    IRS Employer
of incorporation or organization)                            Identification No.)

                        420 Lexington Avenue, Suite 1701
                            New York, New York 10170
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (212) 297-0808

          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communication pursuant to Rule 425 under the Securities Act
             (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

             On May 24, 2005, the Compensation Committee of the Board of Directors (the "Committee") of Xenomics, Inc. (the "Company") in recognition of the substantial time and effort to the affairs of the Company during the past year by each of L. David Tomei, Chairman of the Company and President of SpaXen Italia, srl, the Company's joint venture with the Spallanzani National Institute for Infectious Diseases in Rome, Italy, Samuil Umansky, President of the Company and Hovsep Melkonyan, Vice President, Research, accelerated the vesting of outstanding stock options dated June 24, 2004 previously granted to each such officer in the amounts of 1,012,500, 1,012,500 and 675,000, respectively, so that such options vest as of May 24, 2005.

             In addition, the Committee granted additional nonqualified stock options to Messrs. Tomei, Umansky and Melknoyan in the amounts of 255,000, 225,000 and 75,000, respectively, pursuant to the Company's 2004 Stock Option Plan (the "Plan"), subject to stockholder approval of an increase in the number of shares of common stock issuable under the Plan, as an additional incentive to perform in the future on behalf of the Company and its stockholders. Such options are exercisable at $2.50 per share with 33-1/3% of the options granted to each officer vesting on each of the first three anniversaries of the date of grant.











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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits.

             10.1 Stock Option Grant Agreement for Nonstatutory Stock Options of L. David Tomei dated June 24, 2004.

             10.2 Stock Option Grant Agreement for Nonstatutory Stock Options of Samuil Umansky dated June 24, 2004.

             10.3 Stock Option Grant Agreement for Nonstatutory Stock Options of Hovsep Melknoyan dated June 24, 2004.

             10.4 Stock Option Grant Agreement for Nonstatutory Stock Options of L. David Tomei dated May 24, 2005.

             10.5 Stock Option Grant Agreement for Nonstatutory Stock Options of Samuil Umansky dated May 24, 2005.

             10.6 Stock Option Grant Agreement for Nonstatutory Stock Options of Hovsep Melkonyan dated May 24, 2005.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 31, 2005

                                 XENOMICS, INC.



                                 By: /s/ V. RANDY WHITE
                                     ------------------
                                     V. Randy White, Ph.D.
                                     Chief Executive Officer
















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